FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2019
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

15.         FAIR VALUE MEASUREMENT

Measured or disclosed at fair value on a recurring basis

The Group measured its financial assets and liabilities, including cash equivalents, term deposits, available-for-sale securities, restricted cash, accounts receivable, loan receivables, amounts due from related parties, other receivables, long-term debt, amount due to related parties and other payables on a recurring basis as of December 31, 2018 and 2019. Cash and cash equivalents, term deposits and restricted cash are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market.

The carrying amounts of accounts receivables, loan receivables-current and amounts due from related parties approximate their fair values. The carrying amount of loan receivables -noncurrent approximates fair value as its interest rates are at the same level of current market yield for comparable loans.

The Group measured available-for-sale securities based on a valuation which utilizes income approach to determine the equity value and the options-pricing method to determine the allocated values between preferred shares and common shares. The available-for-sale securities are classified within Level 3 of the fair value hierarchy because the Group used unobservable inputs to value the investments. The significant unobservable inputs include the forecast financial performance of the investee business and discount rate to determine the fair value of the business.

Measured or disclosed at fair value on a non-recurring basis

The Group's goodwill and intangible assets are primarily acquired through business acquisitions. Purchase price allocation are measured at fair value on a nonrecurring basis as of the acquisition dates. The Group measures its goodwill and intangible assets at fair value on a nonrecurring basis annually or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value. Intangible assets are measured using the income approach - discounted cash flow method when events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. For goodwill impairment testing, refer to Note 9 for details. The Group recognized impairment loss of $nil,  $nil and $416 related to goodwill and intangible assets acquired for the years ended December 31, 2017, 2018 and 2019.

The Group measures long-term equity method investment at fair value on a non-recurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable. The fair value is determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection of discounted future cash flow and the discount rate. The Group did not recognize any impairment loss related to the long-term equity method investment for the years ended December 31, 2017, 2018 and 2019.